Exhibit 99.2

Old National Bancorp Financial Trends First Quarter 2010 April 26, 2010
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290
Notes: -Summations may not equal due to rounding.

Old National Bancorp
Financial Summary
First Quarter 2010

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Profitability (in millions)
$74.9	$62.5	$13.7	Net Income (Loss)	$9.4	$9.6	$4.0	$(9.3)	$10.1
—	0.3	3.9	Preferred Dividend and Amort on Preferred Stock	3.9	—	—	—	—
74.9	62.2	9.8	Net Income (Loss) Avail. to Common Shareholders	5.5	9.6	4.0	(9.3)	10.1

			Diluted EPS
$1.14	$0.95	$0.14	Net Income (Loss) Avail. to Common Shareholders	$0.08	$0.15	$0.06	$(0.11)	$0.12

			Ratios — Net Income
11.67%	9.49%	1.41%	Return on Average Common Equity	3.43%	6.02%	2.53%	-4.23%	4.74%
0.94%	0.82%	0.17%	Return on Average Assets	0.47%	0.47%	0.21%	-0.47%	0.51%
71.01%	69.18%	81.54%	Efficiency Ratio	72.20%	77.50%	83.39%	94.78%	75.68%
3.28%	3.82%	3.52%	Net Interest Margin (FTE)	3.63%	3.59%	3.53%	3.33%	3.33%

			Capital Ratios:
			Risk-Based Capital Ratios (EOP):
10.6%	12.7%	14.3%	Tier 1	9.9%	10.2%	14.1%	14.3%	14.2%
13.3%	15.1%	16.1%	Total	12.2%	12.6%	16.5%	16.1%	16.1%
7.7%	9.5%	9.5%	Leverage Ratio (to Average Assets)	7.3%	7.1%	10.0%	9.5%	9.4%
8.04%	8.67%	9.06%	Total Equity to Assets (Averages)	9.32%	7.79%	8.11%	11.03%	10.81%
6.03%	5.81%	8.25%	Tangible Common Equity to Tangible Assets (3)	5.23%	5.51%	8.53%	8.25%	8.62%

			Per Common Share Data:
1.11	0.69	0.44	Cash Dividends Declared (1)	0.23	0.07	0.07	0.07	0.07
97%	73%	309%	Dividend Payout Ratio (1)	274%	48%	117%	N/M	60%
9.86	9.56	9.68	Common Book Value (EOP)	9.51	9.55	9.93	9.68	9.82
14.96	18.16	12.43	Market Value (EOP)	11.17	9.82	11.20	12.43	11.95
6.98	6.74	7.38	Tangible Common Book Value (3)	6.42	6.48	7.61	7.38	7.54

			Other Statistics
2,494	2,507	2,812	Full Time Equivalent Employees (2)	2,513	2,875	2,828	2,812	2,708

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	1st quarter 2009 doesn’t include Charter associates who joined on March 20, 2009.

(3)	See Non-GAAP Reconciliation on Page 8.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Three Months		Change			First Quarter		Change
2010	2009	$	%		2010	2009	$	%
$77.3	$88.0	$(10.6)	-12.1%	Interest Income	$77.3	$88.0	$(10.6)	-12.1%
22.2	28.8	(6.6)	-22.8%	Less: Interest Expense	22.2	28.8	(6.6)	-22.8%

55.1	59.2	(4.1)	-6.9%	Net Interest Income	55.1	59.2	(4.1)	-6.9%

4.3	3.8	0.5	12.0%	Wealth Management Fees	4.3	3.8	0.5	12.0%
11.9	10.7	1.3	11.8%	Service Charges on Deposit Accounts	11.9	10.7	1.3	11.8%
5.5	4.1	1.4	33.5%	ATM Fees	5.5	4.1	1.4	33.5%
0.5	1.7	(1.2)	-71.7%	Mortgage Banking Revenue	0.5	1.7	(1.2)	-71.7%
10.2	11.4	(1.2)	-10.6%	Insurance Premiums and Commissions	10.2	11.4	(1.2)	-10.6%
2.1	2.2	(0.2)	-8.3%	Investment Product Fees	2.1	2.2	(0.2)	-8.3%
0.8	0.7	0.1	21.5%	Company-owned Life Insurance	0.8	0.7	0.1	21.5%
4.0	3.8	0.2	4.8%	Other Income	4.0	3.8	0.2	4.8%

39.4	38.6	0.8	2.1%	Total Fees, Service Charges & Other Rev.	39.4	38.6	0.8	2.1%

3.0	3.2	(0.2)	-5.9%	Gains (Losses) Sales of Securities (1)	3.0	3.2	(0.2)	-5.9%
0.6	0.5	0.1	28.5%	Gains (Losses) Derivatives	0.6	0.5	0.1	28.5%

43.0	42.2	0.8	1.8%	Total Noninterest Income	43.0	42.2	0.8	1.8%

98.1	101.4	(3.3)	-3.3%	Total Revenues	98.1	101.4	(3.3)	-3.3%

42.4	42.7	(0.3)	-0.6%	Salaries and Employee Benefits	42.4	42.7	(0.3)	-0.6%
12.2	10.6	1.6	15.6%	Occupancy	12.2	10.6	1.6	15.6%
2.8	2.3	0.5	20.9%	Equipment	2.8	2.3	0.5	20.9%
1.4	2.0	(0.6)	-31.7%	Marketing	1.4	2.0	(0.6)	-31.7%
5.5	4.9	0.6	12.8%	Data Processing	5.5	4.9	0.6	12.8%
2.7	2.6	0.1	5.3%	Communication	2.7	2.6	0.1	5.3%
1.7	2.6	(0.9)	-35.6%	Professional Fees	1.7	2.6	(0.9)	-35.6%
0.9	0.9	0.0	3.8%	Loan Expenses	0.9	0.9	0.0	3.8%
0.8	1.3	(0.5)	-41.0%	Supplies	0.8	1.3	(0.5)	-41.0%
2.4	2.1	0.4	17.4%	FDIC Assessment	2.4	2.1	0.4	17.4%
4.2	5.5	(1.3)	-24.0%	Other Expense	4.2	5.5	(1.3)	-24.0%

77.1	77.5	(0.4)	-0.5%	Total Noninterest Expense	77.1	77.5	(0.4)	-0.5%

9.3	17.3	(8.0)	-46.4%	Provision for loan losses	9.3	17.3	(8.0)	-46.4%

11.8	6.7	5.1	76.5%	Income (loss) before Income Taxes	11.8	6.7	5.1	76.5%

1.7	(2.7)	4.4	N/M	Total Taxes	1.7	(2.7)	4.4	N/M

$10.1	$9.4	$0.7	7.1%	Net Income (Loss)	$10.1	$9.4	$0.7	7.1%

				Diluted EPS
$0.12	$0.08	$0.04	50.0%	Net Income (Loss) Avail to Common	$0.12	$0.08	$0.04	50.0%

				Average Common Shares Outstanding (000’s)
86,752	65,793	20,959	31.9%	Basic	86,752	65,793	20,959	31.9%
86,797	65,882	20,915	31.7%	Diluted	86,797	65,882	20,915	31.7%

87,161	66,411	20,750	31.2%	Common Shares Outstanding (EOP) (000’s)	87,161	66,411	20,750	31.2%

(1) Includes $3.5 million of net gains and $0.5 million of OTTI in 1Q10 and $5.6 million of net gains and $2.4 million of OTTI in 1Q09.

OTTI — Other Than Temporary Impairment

EOP — End of period actual balances

N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
First Quarter 2010
($ In Millions except EPS information)

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$461.4	$392.5	$340.7	Interest Income	$88.0	$89.2	$83.4	$80.1	$77.3
242.2	149.2	109.3	Less: Interest Expense	28.8	28.4	27.0	25.1	22.2

219.2	243.3	231.4	Net Interest Income	59.2	60.8	56.4	55.0	55.1
18.7	17.4	16.0	Wealth Management Fees	3.8	4.3	3.9	4.0	4.3
44.8	45.2	55.2	Service Charges on Deposit Accounts	10.7	15.7	15.1	13.8	11.9
14.5	17.2	20.5	ATM Fees	4.1	5.4	5.4	5.5	5.5
4.4	5.1	6.2	Mortgage Banking Revenue	1.7	1.8	1.5	1.2	0.5
39.0	39.2	37.9	Insurance Premiums and Commissions	11.4	8.9	8.8	8.7	10.2
10.7	9.5	8.5	Investment Product Fees	2.2	2.2	2.4	1.7	2.1
9.8	9.2	2.4	Company-owned Life Insurance	0.7	0.4	0.5	0.8	0.8
16.1	17.9	13.7	Other Income	3.8	4.0	2.1	3.7	4.0

158.0	160.6	160.3	Total Fees, Service Charges & Other Rev.	38.6	42.7	39.6	39.4	39.4
(3.0)	7.6	2.5	Gains (Losses) Sales of Securities (1)	3.2	2.4	0.0	(3.2)	3.0
0.2	(1.1)	0.7	Gains (Losses) Derivatives	0.5	0.5	(0.7)	0.4	0.6

155.1	167.0	163.5	Total Noninterest Income	42.2	45.6	39.0	36.6	43.0

374.3	410.3	394.9	Total Revenues	101.4	106.4	95.4	91.6	98.1

163.7	167.8	181.4	Salaries and Employee Benefits	42.7	45.2	46.5	47.0	42.4
26.5	39.7	47.1	Occupancy	10.6	12.0	12.0	12.4	12.2
11.1	9.5	10.4	Equipment	2.3	2.7	2.9	2.5	2.8
8.4	9.6	9.6	Marketing	2.0	2.6	2.3	2.7	1.4
19.2	19.0	20.7	Data Processing	4.9	5.4	5.3	5.1	5.5
9.3	9.3	10.9	Communication	2.6	2.9	2.7	2.8	2.7
7.7	7.2	9.5	Professional Fees	2.6	2.1	2.1	2.7	1.7
6.0	6.6	4.3	Loan Expenses	0.9	1.2	1.2	1.1	0.9
3.5	3.3	4.3	Supplies	1.3	1.2	0.9	0.9	0.8
0.9	1.5	12.4	FDIC Assessment	2.1	6.3	1.8	2.3	2.4
21.7	23.9	28.3	Other Expense	5.5	5.2	6.3	11.3	4.2

278.0	297.2	339.0	Total Noninterest Expense	77.5	86.8	84.0	90.8	77.1
4.1	51.5	63.3	Provision for Loan Losses	17.3	12.0	12.2	21.8	9.3

92.2	61.6	(7.4)	Income (loss) before Income Taxes	6.7	7.7	(0.7)	(21.0)	11.8

17.3	(0.9)	(21.1)	Total Taxes	(2.7)	(2.0)	(4.8)	(11.6)	1.7

$74.9	$62.5	$13.7	Net Income (Loss)	$9.4	$9.6	$4.0	$(9.3)	$10.1

			Diluted EPS
$1.14	$0.95	$0.14	Net Income (Loss) Avail to Common	$0.08	$0.15	$0.06	$(0.11)	$0.12
65,684	65,660	71,314	Average Basic Common Shares (000’s)	65,793	65,950	66,635	86,701	86,752
65,750	65,776	71,367	Average Diluted Common Shares (000’s)	65,882	65,999	66,706	86,701	86,797

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp
Balance Sheet (EOP)
First Quarter 2010
($ in Millions)

						Change from Prior Year
						3/31/2010 vs. 3/31/2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	$	%	12/31/2008	12/31/2007

Assets
Investments:
Treasury & Gov’t Sponsored Agencies	$1,200.6	$1,142.7	$1,305.7	$831.6	$1,019.6	$181.0	17.8%	$389.3	$688.9
Mortgage-backed Securities	1,048.1	1,048.4	941.7	1,029.7	1,131.2	(83.1)	-7.3%	1,172.6	1,048.8
States & Political Subdivisions	559.7	534.6	494.2	522.7	485.1	74.6	15.4%	482.2	294.9
Other Securities	197.8	192.7	218.9	215.6	208.5	(10.7)	-5.1%	221.7	275.9
Fed Funds Sold & Resell Agreements	—	—	—	—	—	—	—	0.0	—
Fed Reserve Bank Account	235.2	—	—	—	—	235.2	N/M	—	—
Money Market Investments	23.2	35.6	28.8	62.5	42.6	(19.4)	-45.6%	30.1	8.5

Total Investments	3,264.5	2,953.9	2,989.3	2,662.2	2,887.0	377.6	13.1%	2,295.9	2,317.0

Residential Real Estate Loans Held for Sale	4.0	17.5	11.4	25.2	19.6	(15.6)	-79.6%	17.2	13.0
Leases Held for Sale	52.2	55.3	58.4	370.2	—	52.2	N/M	—	—
Loans:
Commercial	1,153.5	1,209.3	1,321.7	1,405.8	1,425.8	(272.2)	-19.1%	1,510.4	1,360.7
Commercial Leases	72.5	77.9	75.3	16.8	383.7	(311.2)	-81.1%	387.6	334.0
Commercial & Agriculture Real Estate	1,041.4	1,062.9	1,091.5	1,124.4	1,133.9	(92.4)	-8.1%	1,154.9	1,270.4
Consumer:
Home Equity	270.2	274.8	275.6	271.9	270.5	(0.3)	-0.1%	270.0	250.1
Other Consumer Loans	774.3	807.2	849.9	883.9	919.2	(144.9)	-15.8%	941.0	937.6

Subtotal of Commercial & Consumer Loans	3,311.9	3,432.1	3,614.0	3,702.8	4,133.0	(821.1)	-19.9%	4,263.8	4,152.9
Residential Real Estate	403.0	403.4	421.7	448.4	488.5	(85.5)	-17.5%	496.5	533.4

Total Loans	3,714.9	3,835.5	4,035.7	4,151.2	4,621.5	(906.6)	-19.6%	4,760.4	4,686.4

Total Earning Assets	7,035.7	6,862.2	7,094.7	7,208.9	7,528.1	(492.4)	-6.5%	7,073.4	7,016.3

Allowance for Loan Losses	(72.1)	(69.5)	(69.6)	(70.1)	(71.8)	0.3	0.4%	(67.1)	(56.5)
Nonearning Assets:
Cash and Due from Banks	121.8	461.7	196.9	146.7	131.5	(9.7)	-7.4%	162.9	255.2
Premises & Equipment	53.9	52.4	56.5	58.7	58.6	(4.7)	-8.0%	44.6	48.7
Goodwill & Intangible Assets	198.6	200.2	202.4	204.0	205.6	(7.0)	-3.4%	186.8	191.0
Company-owned Life Insurance	224.5	224.7	223.9	224.2	223.8	0.7	0.3%	223.1	214.5
Other Assets	255.8	273.8	268.6	239.7	280.2	(24.4)	-8.7%	250.1	176.9

Total Nonearning Assets	854.6	1,212.7	948.4	873.4	899.7	(45.1)	-5.0%	867.6	886.3

Total Assets	$7,818.3	$8,005.3	$7,973.5	$8,012.2	$8,356.1	$(537.8)	-6.4%	$7,873.9	$7,846.1

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,179.8	$1,188.3	$1,045.9	$1,045.6	$1,039.3	$140.5	13.5%	$888.6	$855.4
NOW Accounts	1,232.4	1,354.3	1,220.2	1,297.2	1,257.5	(25.0)	-2.0%	1,292.6	1,410.7
Savings Accounts	1,045.2	972.2	971.5	928.9	918.8	126.4	13.8%	874.6	774.1
Money Market Accounts	381.9	381.1	418.8	452.0	522.8	(140.9)	-27.0%	420.8	562.1
Other Time under $100,000	1,200.2	1,284.3	1,298.7	1,340.3	1,335.2	(134.9)	-10.1%	1,224.2	1,283.0
Other Time $100,000 & over	581.9	653.3	669.2	664.7	671.7	(89.8)	-13.4%	550.0	562.1

Total Core Deposits	5,621.5	5,833.5	5,624.4	5,728.6	5,745.4	(123.8)	-2.2%	5,250.8	5,447.4
Brokered CD’s	69.9	69.9	69.9	69.9	109.4	(39.4)	-36.0%	171.5	216.0

Total Deposits	5,691.5	5,903.5	5,694.4	5,798.5	5,854.7	(163.2)	-2.8%	5,422.3	5,663.4
Short-term Borrowings	358.0	331.1	326.1	542.4	827.1	(469.1)	-56.7%	649.6	638.2
Long-term Borrowings	700.4	699.1	808.6	810.3	810.0	(109.6)	-13.5%	834.9	656.7

Total Borrowed Funds	1,058.4	1,030.2	1,134.7	1,352.7	1,637.0	(578.7)	-35.3%	1,484.5	1,295.0
Accrued Expenses & Other Liabilities	212.9	227.8	279.0	226.4	232.5	(19.6)	-8.4%	236.2	234.9

Total Liabilities	6,962.7	7,161.5	7,108.1	7,377.6	7,724.3	(761.5)	-9.9%	7,143.0	7,193.2
Preferred Stock & Surplus	—	—	—	—	—	—	—	97.4	—
Common Stock, Surplus & Retained Earnings	868.3	864.2	880.3	683.3	679.2	189.1	27.8%	687.0	664.2
Other Comprehensive Income	(12.8)	(20.4)	(14.9)	(48.7)	(47.5)	34.7	73.1%	(53.5)	(11.3)

Total Shareholders Equity	855.5	843.8	865.4	634.6	631.8	223.7	35.4%	730.9	652.9

Total Liabilities & Shareholders Equity	$7,818.3	$8,005.3	$7,973.5	$8,012.2	$8,356.1	$(537.8)	-6.4%	$7,873.9	$7,846.1

EOP — End of period actual balances
N/M = Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Assets
			Investments:
$636.8	$439.1	$916.3	Treasury & Gov’t Sponsored Agencies	$551.0	$935.8	$872.8	$1,305.6	$1,170.9
1,112.9	1,130.7	1,063.3	Mortgage-backed Securities	1,163.5	1,087.0	996.9	1,005.7	1,028.5
263.7	329.4	506.7	States & Political Subdivisions	504.9	511.5	498.4	512.0	559.7
268.6	251.4	214.4	Other Securities	220.7	212.9	219.7	204.3	197.3
109.5	1.6	0.0	Fed Funds Sold & Resell Agreements	0.0	—	—	—	—
—	—	—	Fed Reserve Bank Account	—	—	—	—	254.0
7.7	20.3	38.5	Money Market Investments	33.2	39.5	42.8	38.4	30.7

2,399.1	2,172.6	2,739.2	Total Investments	2,473.4	2,786.8	2,630.6	3,066.0	3,241.3

			Loans:
1,336.3	1,429.6	1,383.6	Commercial	1,454.3	1,427.6	1,364.9	1,287.7	1,172.6
343.3	349.9	301.1	Commercial Leases (1)	385.9	385.5	299.3	133.6	128.0
1,374.7	1,205.1	1,117.3	Commercial & Agriculture Real Estate	1,148.9	1,132.0	1,108.7	1,079.5	1,050.2
			Consumer:
267.1	254.9	273.1	Home Equity	271.2	271.8	274.1	275.3	273.8
937.4	935.7	882.3	Other Consumer Loans	933.4	900.9	867.2	827.7	791.0

4,258.8	4,175.1	3,957.4	Subtotal of Commercial & Consumer Loans	4,193.7	4,117.8	3,914.2	3,603.8	3,415.6
556.0	528.0	469.4	Residential Real Estate (1)	510.4	491.3	450.2	425.9	409.7

4,814.9	4,703.1	4,426.8	Total Loans (1)	4,704.1	4,609.1	4,364.4	4,029.8	3,825.3

7,214.0	6,875.7	7,166.0	Total Earning Assets	7,177.4	7,395.9	6,995.0	7,095.8	7,066.5

(68.2)	(62.0)	(70.1)	Allowance for Loan Losses	(67.2)	(72.2)	(70.1)	(71.0)	(71.6)
839.2	804.1	893.9	Nonearning Assets	813.6	887.7	908.0	966.1	855.0

$7,985.0	$7,617.8	$7,989.8	Total Assets	$7,923.9	$8,211.4	$7,832.9	$7,990.9	$7,850.0

			Liabilities & Equity
$828.5	$835.0	$1,018.4	Noninterest-bearing Demand Deposits	$904.1	$1,026.8	$1,046.8	$1,096.0	$1,146.5
1,490.4	1,249.5	1,250.7	NOW Accounts	1,239.0	1,261.6	1,260.0	1,242.5	1,262.4
622.4	886.4	937.6	Savings Accounts	878.2	933.9	960.6	977.9	1,011.7
758.6	487.5	436.5	Money Market Accounts	425.5	483.0	432.7	404.9	379.7
2,134.9	1,696.4	1,956.9	Other Time	1,854.1	2,011.2	1,991.9	1,970.5	1,882.3

5,834.7	5,154.7	5,600.2	Total Core Deposits	5,300.8	5,716.5	5,691.9	5,691.7	5,682.7

291.5	170.7	97.8	Brokered CD’s	161.4	90.0	69.9	69.9	69.9

6,126.2	5,325.4	5,698.0	Total Deposits	5,462.2	5,806.5	5,761.8	5,761.6	5,752.6

461.8	616.9	527.1	Short-term Borrowings	660.5	721.6	401.0	325.6	330.1
615.9	810.1	812.1	Long-term Borrowings	834.6	809.9	808.6	795.2	699.1

1,077.7	1,427.0	1,339.2	Total Borrowed Funds	1,495.1	1,531.4	1,209.6	1,120.7	1,029.2
139.3	205.2	228.6	Accrued Expenses & Other Liabilities	227.9	233.5	225.9	227.3	219.2

7,343.1	6,957.7	7,265.9	Total Liabilities	7,185.2	7,571.4	7,197.3	7,109.6	7,001.0

—	5.2	24.1	Preferred Stock & Surplus	96.4	—	—	—	—
666.8	688.7	735.0	Common Stock, Surplus & Retained Earnings	687.5	680.9	676.0	895.8	863.2
(25.0)	(33.7)	(35.3)	Other Comprehensive Income	(45.2)	(41.0)	(40.4)	(14.5)	(14.2)

641.8	660.2	723.9	Total Shareholders Equity	738.7	640.0	635.6	881.3	848.9

$7,985.0	$7,617.8	$7,989.8	Total Liabilities & Shareholders Equity	$7,923.9	$8,211.4	$7,832.9	$7,990.9	$7,850.0

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Earning Assets:
			Investments:
5.07%	4.90%	4.01%	Treasury & Gov’t Sponsored Agencies	4.80%	4.52%	4.15%	3.21%	3.46%
4.68%	5.01%	4.93%	Mortgage-backed Securities	5.16%	5.18%	4.78%	4.54%	4.39%
7.07%	6.91%	6.72%	States & Political Subdivisions	6.92%	6.53%	6.83%	6.63%	6.34%
5.25%	5.54%	4.93%	Other Securities	5.31%	4.95%	4.98%	4.44%	4.71%
5.35%	3.40%	0.35%	Fed Funds Sold, Resell Agr & Money Mkt	0.75%	0.37%	0.25%	0.09%	0.26%

5.14%	5.32%	4.89%	Total Investments	5.39%	5.12%	4.90%	4.26%	4.05%

			Loans:
7.61%	5.65%	4.00%	Commercial	3.93%	3.99%	3.99%	4.13%	4.06%
6.93%	6.82%	6.72%	Commercial Leases (1)	6.72%	6.61%	6.94%	6.65%	6.73%
7.56%	6.22%	4.62%	Commercial & Agriculture Real Estate	4.79%	4.60%	4.57%	4.53%	4.48%
			Consumer:
8.17%	5.51%	3.57%	Home Equity	3.59%	3.55%	3.55%	3.60%	3.63%
7.61%	7.66%	7.27%	Other Consumer Loans	7.30%	7.24%	7.28%	7.28%	7.32%

7.57%	6.35%	5.08%	Subtotal of Commercial & Consumer Loans	5.15%	5.08%	5.08%	5.03%	5.05%
5.86%	5.87%	5.63%	Residential Real Estate Loans (1)	5.68%	5.61%	5.65%	5.56%	5.60%

7.38%	6.30%	5.14%	Total Loans (1)	5.21%	5.14%	5.14%	5.08%	5.07%

6.63%	5.99%	5.04%	Total Earning Assets	5.27%	5.13%	5.05%	4.73%	4.60%

			Interest-bearing Liabilities:
2.12%	0.51%	0.04%	NOW Accounts	0.03%	0.04%	0.04%	0.04%	0.04%
2.43%	1.46%	0.38%	Savings Accounts	0.40%	0.39%	0.39%	0.35%	0.31%
3.11%	1.12%	0.10%	Money Market Accounts	0.11%	0.10%	0.10%	0.10%	0.10%
4.64%	3.74%	3.01%	Other Time	3.29%	3.10%	2.92%	2.75%	2.62%

3.38%	2.04%	1.39%	Total Interest-bearing Deposits	1.49%	1.43%	1.35%	1.27%	1.18%
4.72%	4.25%	4.26%	Brokered CD’s	4.16%	4.19%	4.44%	4.44%	4.44%

3.46%	2.13%	1.45%	Total Interest-bearing Deposits & CD’s	1.58%	1.48%	1.40%	1.32%	1.23%

3.94%	1.77%	0.27%	Short-term Borrowings	0.24%	0.25%	0.31%	0.32%	0.31%
6.64%	5.29%	4.96%	Long-term Borrowings	5.15%	5.11%	4.93%	4.63%	4.60%

5.48%	3.77%	3.11%	Total Borrowed Funds	2.98%	2.82%	3.40%	3.37%	3.27%

3.80%	2.52%	1.82%	Total Interest-bearing Liabilities	1.93%	1.81%	1.81%	1.72%	1.60%

2.83%	3.47%	3.23%	Net Interest Rate Spread	3.34%	3.33%	3.24%	3.01%	3.00%
3.28%	3.82%	3.52%	Net Interest Margin (FTE)	3.63%	3.59%	3.53%	3.33%	3.33%
$17.2	$19.3	$20.8	FTE Adjustment ($ in millions)	$5.9	$5.6	$5.3	$4.1	$3.7

FTE — Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$67.8	$56.5	$67.1	Beginning Allowance for Loan Losses	$67.1	$71.8	$70.1	$69.6	$69.5

4.1	51.5	63.3	Provision for Loan Losses	17.3	12.0	12.2	21.8	9.3

5.7	—	—	Acquired from acquisition	—	—	—	—	—

(26.9)	(51.2)	(78.0)	Gross Charge-offs	(15.9)	(16.0)	(19.1)	(27.1)	(10.9)
(5.3)	—	(0.6)	Write-downs from Loans Sold	—	(0.6)	—	—	—
11.1	10.4	17.8	Gross Recoveries	3.3	2.9	6.3	5.3	4.2

(21.1)	(40.8)	(60.8)	Net Charge-offs	(12.6)	(13.6)	(12.7)	(21.8)	(6.7)

$56.5	$67.1	$69.5	Ending Allowance for Loan Losses	$71.8	$70.1	$69.6	$69.5	$72.1

0.44%	0.87%	1.37%	Net Charge-offs / Average Loans (1)	1.07%	1.18%	1.17%	2.17%	0.70%

$4,814.9	$4,703.1	$4,426.8	Average Loans Outstanding (1)	$4,704.1	$4,609.1	$4,364.4	$4,029.8	$3,825.3

$4,699.4	$4,777.5	$3,908.3	EOP Loans Outstanding (1)	$4,641.1	$4,546.7	$4,105.4	$3,908.3	$3,771.2

1.20%	1.41%	1.81%	Allowance for Loan Loss / EOP Loans (2)	1.55%	1.69%	1.72%	1.81%	1.94%

			Underperforming Assets:
$1.5	$2.9	$3.5	Loans 90 Days & over (still accruing)	$2.4	$2.3	$2.7	$3.5	$1.3

			Non-performing Loans:
40.8	64.0	67.0	Nonaccrual Loans (3)	77.4	77.7	73.7	67.0	68.1
—	—	—	Renegotiated Loans	—	—	—	—	—

40.8	64.0	67.0	Total Non-performing Loans	77.4	77.7	73.7	67.0	68.1

2.9	2.9	8.1	Foreclosed properties	6.9	4.8	4.2	8.1	9.6

$45.2	$69.9	$78.7	Total Underperforming Assets	$86.7	$84.8	$80.6	$78.7	$79.1

$115.1	$180.1	$157.1	Classified Loans — “Problem Loans”	$199.8	$191.3	$174.7	$157.1	$160.5
—	34.5	161.2	Other Classified Assets	96.5	145.3	174.6	161.2	158.5
103.2	124.9	103.5	Criticized Loans — “Special Mention Loans”	86.6	101.0	94.6	103.5	104.9

$218.3	$339.5	$421.7	Total Classified & Criticized Assets	$382.9	$437.6	$443.9	$421.7	$423.8

0.87%	1.34%	1.71%	Non-performing loans / EOP Loans (1)	1.67%	1.71%	1.80%	1.71%	1.81%

138%	105%	104%	Allowance to Non-performing Loans	93%	90%	94%	104%	106%

0.96%	1.46%	2.01%	Under-performing Assets / EOP Loans (1)	1.87%	1.87%	1.96%	2.01%	2.10%

$7,846.1	$7,873.9	$8,005.3	EOP Total Assets	$8,356.1	$8,012.2	$7,973.5	$8,005.3	$7,818.3

0.58%	0.89%	0.98%	Under-performing Assets / EOP Assets	1.04%	1.06%	1.01%	0.98%	1.01%
EOP — End of period actual balances

(1)	Includes residential loans and leases held for sale.

(2)	Excludes residential loans and leases held for sale.

(3)	Includes $6.8 million in 1Q10 of renegotiated loans.

Old National Bancorp
NON-GAAP MEASURES
First Quarter 2010
($ In Millions except EPS information)

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Actual EOP Balances
$652.9	$730.9	$843.8	GAAP Shareholders’ Equity	$631.8	$634.6	$865.4	$843.8	$855.5

			Deduct:
159.2	159.2	167.9	Goodwill	167.8	167.9	167.9	167.9	167.9
31.8	27.6	32.3	Intangibles	37.8	36.1	34.5	32.3	30.7

191.0	186.8	200.2		205.6	204.0	202.4	200.2	198.6

$461.9	$544.0	$643.6	Tangible Shareholders’ Equity	$426.2	$430.6	$663.0	$643.6	$657.0

			Deduct:
—	97.4	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—

$461.9	$446.7	$643.6	Tangible Common Shareholders’ Equity	$426.2	$430.6	$663.0	$643.6	$657.0

			Actual EOP Balances
$7,846.1	$7,873.9	$8,005.3	GAAP Assets	$8,356.1	$8,012.2	$7,973.5	$8,005.3	$7,818.3

			Add:
1.7	1.0	0.2	Trust Overdrafts	0.1	0.0	0.4	0.2	0.3

			Deduct:
159.2	159.2	167.9	Goodwill	167.8	167.9	167.9	167.9	167.9
31.8	27.6	32.3	Intangibles	37.8	36.1	34.5	32.3	30.7

191.0	186.8	200.2		205.6	204.0	202.4	200.2	198.6

$7,656.8	$7,688.0	$7,805.4	Tangible Assets	$8,150.5	$7,808.2	$7,771.6	$7,805.4	$7,620.0

5,483.0	5,555.2	5,173.1	Risk Weighted Assets	5,680.4	5,529.0	5,410.9	5,173.1	5,038.2

			Actual EOP Balances
$74.9	$62.5	$13.7	GAAP Net Income	$9.4	$9.6	$4.0	$(9.3)	$10.1

			Add:
3.0	3.6	4.9	Intangible Amortization (net of tax)	0.8	1.2	1.2	1.6	1.2

$77.9	$66.1	$18.6	Tangible Net Income	$10.3	$10.9	$5.3	$(7.8)	$11.3

			Tangible Ratios
16.87%	14.79%	2.89%	Return on Tangible Common Equity	9.62%	10.11%	3.17%	-4.83%	6.87%
1.02%	0.86%	0.24%	Return on Tangible Assets	0.50%	0.56%	0.27%	-0.40%	0.59%
6.03%	5.81%	8.25%	Tangible Common Equity to Tangible Assets	5.23%	5.51%	8.53%	8.25%	8.62%
8.42%	8.04%	12.44%	Tangible Common Equity to Risk Wgt Assets	7.50%	7.79%	12.25%	12.44%	13.04%
6.98	6.74	7.38	Tangible Common Book Value (1)	6.42	6.48	7.61	7.38	7.54
Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.
Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.